Dear Shareholder,

It is my pleasure to invite you to the 1997 Annual Meeting of Shareholders of American Industries, Ltd. The meeting will be held at 10:00 a.m. on Monday, September 15, 1997 at the company offices, 300 So. Fourth Street, Suite 1111, Las Vegas, Nevada
89101.

The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the items of business which will be discussed during the meeting. It is important that you vote your shares whether or not you plan to attend the meeting. To be sure your vote is counted, we urge you to carefully review the Proxy Statement and to vote your choices. Please sign, date and return the enclosed proxy in the accompanying envelope as soon as possible. If you attend the meeting and wish to vote in person, the ballot that you submit at the meeting will supersede your proxy.

I am sure the company's annual report for the fiscal year ended
March 31, 1997 will be appreciated by all of the stockholders, both U.S. and Foreign. A copy of the Annual Report will be available at the Annual Stockholder's Meeting.

It is with deepest regret that I inform yu of the passing of Mr. Zack C. Monroe, who had been Chairman of the Board and CEO of the company since 1970. Mr. Monroe passed away from illness on July 25, 1997.

A Special Board of Directors Meeting was held on July 28, 1997, at which meeting I was elected Acting Chairman of the Board of Directors and CEO until the annual stockholder meeting.

I look forward to seeing you at the meeting. On behalf of the management and directors of American Industries Ltd., I want to thank you for your continued support and confidence in 1997.


Sincerely,
George Balis
Acting Chairman of the Board and Chief Executive Officer

                   AMERICAN INDUSTRIES, LTD.
                     BANK OF AMERICA PLAZA
                             Suite 1111
                      300 South Fourth Street
                      Las Vegas, Nevada 89101


                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD SEPTEMBER 15, 1997




To the Stockholders of
AMERICAN INDUSTRIES, LTD.

          The Annual Meeting of Stockholders of AMERICAN INDUSTRIES, LTD., will be held in the Bank of America Plaza, Suite 1111, 300
South Fourth Street, Las Vegas, Nevada, 89101, on Monday,
September 15, 1997 at 10:00 a.m. for the following purposes:

                    (1)       Election of Directors.

                    (2) Transaction of such other business as might come before the meeting or adjournments thereof.

          Holders of common stock of record at the close of business on September 5th, 1997 will be entitled to vote at the meeting or any adjournments thereof.

          Whether or not you expect to be present in person at the meeting, please sign and date the accompanying proxy and return it promptly in the enclosed business reply envelope, which requires no postage if mailed in the United States. This will assist us in preparing for the meeting.

          This proxy material is being sent to the stockholders of record in accordance with the company By-laws, Article 1, Section
1, requiring at least five (5) days written notice, specifying time and place, prior to the holding of Annual Meeting.


                                        By Order of the Board of Directors,
                                        /s/ George Balis
                                        Acting Chairman of the Board


Las Vegas, Nevada

                         AMERICAN INDUSTRIES, LTD.
                           Bank of America Plaza
                                 Suite 1111
                           300 South Fourth Street
                           Las Vegas, Nevada 89101



                                PROXY STATEMENT



                         ANNUAL MEETING OF STOCKHOLDERS
                                 September 15, 1997


          This proxy statement is furnished in connection with a solicitation of proxies by the Board of directors of American Industries, Ltd. (herein called the "Registrant") to be voted at the Annual Meeting of Stockholders of the Registrant, to be held on September 15, 1997, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked by the person executing such proxy at any time insofar as it has not been exercised.

          The only class of securities entitled to vote at the Annual Meeting is Common Stock. Each share is entitled to one vote. The record date for the determining stockholders entitled to vote is September 5th, 1997. As of March 31, 1997, Registrant's fiscal year end, Stockholders of record were 963 national and international stockholders totalling 20,000,445 shares outstanding of which shares were owned beneficially directly or indirectly by the officers and directors of the company approximately 13,205,431 shares representing approximately 66.02% as of fiscal year end of March 31, 1997.

                           SOLICITATION OF PROXIES

          Proxies will be solicited by mail. They may also be solicited by directors, officers and regular employees of the company, personally, or by telephone or telegraph, but such persons will not be specifically compensated for such services. In addition, the company may retain the services of outside persons or firms to aid in the solicitation of proxies at the standard rates or fees. Bank, brokers, nominees and other custodians and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses in forwarding soliciting material to their principals, the beneficial owners of stock of the company. The cost of soliciting proxies will be borne by the company.

                      ELECTION OF DIRECTORS

          The By-laws of the company provide for three or more directors; there are presently four as of fiscal year end March 31, 1997. Each director serves for a term of one year from the date of their election and their term expires each year. The directors are to be elected at the yearly Annual Meeting to serve for a term of one year or until their successors shall be elected or qualified. Unless otherwise specified, the proxies will be voted for the election of the following four nominees. Should any nominee become unavailable for any reason before the meeting (which is not anticipated) proxies so permitting may be voted for a substitute person to be selected by the Board of Directors of the company.

          Names of the nominees to the Board of Directors and information about them including principal occupation for the past five years of each of the members of the Board which include subsidiary:

NAMES

GEORGE BALIS:           Financial Analyzer, Commercial Loan Consultant
                                                                Age 54

Director since 1993. Vice President, Assistant Secretary-Treasurer and Director of American Industries Ltd. from 1993 to present date; President, CHB, Managing Director of subsidiary Global Technologies SA; Vice President of Monroe Ltd. from 1993; Vice President, Treasurer, Director of Monroe International, from 1993; Vice President, Director of Monroe Ltd. Escrow Co. from 1993; Vice President of Monroe Enterprises from 1993; Vice President, Secretary, Director of Small Business Funds from 1993; Vice President of James Brugman Enterprises Inc. from 1994; Treasurer, Director of Western Management Associates, from 1994; Vice President, Treasurer and Director of Suzi Investments Inc. from 1994; and prior thereto from 1990 through 1993 was with Continental Mortgage Bankers of Westbury, New York, involved in financial review of commercial loans and marketing.

WILLIAM E. POWELL, JR:       Insurance and Construction Advisor
                                                          Age 71

Director, Vice President, and Treasurer of American Industries,
Ltd. since September 1977 to present date. President, CHB and Director of Powell, Inc. since September 1970 to present date, Construction and Insurance Consulting Firm.


GORDON J. MARGULIS:          Certified Trainer              Age 65

Director, Vice President and Secretary of American Industries, Ltd. since January 2, 1996 to date. Mr. Margulis is the President, Treasurer and Director of Magna, Ltd. since 1978 through current date. Mr. Margulis was the body guard and valet to Howard Hughes from 1964 until his death in 1976. Mr. Margulis has 30 years experience as a personal body trainer certified as a 1st Class Certified Affiliate with the National Federation of Professional Trainers, No. 18760.


MARY E. KINN, CPS, CMA-A:     Certified Professional Secretary
                              Certified Medical Assistant-Administrative
                                                             Age 83

President and Director of Charmakin, Ltd. since 1978. Graduate of New York University, and University of California. Five years experience as legal' secretary (New York), twenty years experience as medical assistant
(Santa Ana), eleven years experience teaching medical office administrative procedures and medical terminology at Long Beach City College. Professional Writer published by W.B. Saunders Company and Delmar Publishers. Founding member and 2nd national president of American Association of Medical Assistants, founding member and 1st president of Orange County Chapter of California Medical Assistants Association, Inc., 2nd president of State organization; founding chairman of State continuing education program for members (1983); founding chairman of State Certification program for medical assistants (1990).

                     MEETING OF THE BOARD OF DIRECTORS

          Meetings of the Board of Directors during the last fiscal year ended March 31, 1997, consisted of four regular meeting and seven special meetings and an annual meeting. There was 100% attendance by all or by written consent of the Board of Directors for the meetings.

          The Board of Directors have no standing committees, executive, audit, finance, compensation or nominating committees; the Board of Directors and Officers perform all functions.

                  REMUNERATION OF DIRECTORS AND OFFICERS

          Listed below is information with respect to each of the five executive officers and directors of the company and its subsidiary under direct remuneration with respect to the Fiscal Year ended
March 31, 1997, together with aggregate direct remuneration with respect to all persons who were directors and officers of the company as a group, listed under (a), (b).

          The officers and directors of the company and its subsidiary were reimbursed for all expenses incurred for the benefit of the company and its subsidiary. The officers and directors of the company and its subsidiary, were not paid any salaries, stock, fees, director fees, commissions or bonuses, received no property, insurance benefits, retirement benefits, nor stock options as of the date hereof, listed under (a), (b).

REGISTRANT:                   AMERICAN INDUSTRIES, LTD.

(a)                   CAPACITY IN
NAME                  WHICH SERVED          SALARY              BENEFITS
Zack C. Monroe        CHB, President        none                none
George Balis          1st V.P., Ass't
                      Secty, Treas. &
                      Director              none                none
Wm. E. Powell, Jr.    V.P., Treasurer
                      and Director          none                none
Gordon J. Margulis    V.P., Secretary
                      and Director          none                none

SUBSIDIARY:                   GLOBAL TECHNOLOGIES

(b)                  CAPACITY IN
NAME                 WHICH SERVED           SALARY              BENEFITS
George Balis         CHB, President
                     Managing Director      none                none
Zack C. Monroe       V.P., Secretary-
                     Treasurer, Director    none                none
Wm. E. Powell, Jr.   Director               none                none
Gordon J. Margulis   Director               none                none

                       SECURITY HOLDINGS OF MANAGEMENT

          As of March 31, 1997 and through date hereof, stockholders of record show the following shares were owned beneficially or indirectly by the Directors or Officers of Registrant, as a group, which are as follows of 5% or more of Registrant's securities.
Outstanding are 20,000,445 securities in the float.

                                NUMBER OF                    CURRENT
NAME                            SHARES OWNED                 PERCENTAGE

Zack C. Monroe
(1) (2)                         7,815,801                    .3907
William E. Powell, Jr.
(1)                                 9,940                    .0005
George Balis
(1) (3)                         5,375,600                    .2688
Gordon J. Margulis
(1) (4)                             4,090                    .0002
All Executive Officers
and Directors as
a Group (4 persons)            13,205,431                    .6602

Footnote Explanations:

(1)       Officer and Director

(2) Zack C. Monroe, Chairman of the Board, President and Director, owns 1,173,455 shares in his name along with 163,285 owned jointly with his wife Dorothy N. Monroe. Included in the amount is the shares owned as beneficial ownership in the following companies;

          Company Name                            Shares            Percentage
          Mr.& Mrs. Zack Monroe                     163,285           .0082
          Zack C. Monroe                          1,173,255           .0586
          Monroe, Ltd.                            1,058,402           .0529
          Monroe International, Ltd.              1,032,520           .0516
          Monroe Ltd. Escrow Company                950,020           .0475
          Monroe Enterprises                      1,143,799           .0572
          Small Business Funds                    2,294,520           .1147

          Total beneficially owned                7,815,801           .3907

(3) George Balis, Vice President, Assistant Secretary - Treasurer and Director, owns 1,555,000 in his own name. Included in the amount is the shares owned as beneficial ownership in the following companies;

          Company Name                            Shares           Percentage
          Mr. George Balis                        1,555,000           .0777
          Western Management Associates             303,376           .0152
          Suzi Investments, Inc.                  1,519,180           .0760
          James Brugman Enterprises, Inc.         1,998,044           .0999

          Total beneficially owned                5,375,600           .2688

(4) Gordon J. Margulis, Vice President, Secretary, Director owns 100 shares in his own name. Included in the amount is the shares owned as beneficial ownership in the following companies;

          Company Name                            Shares           Percentage
          Gordon J. Margulis                        100               .0000
          Magna, Ltd.                             3,990               .0002

          Total beneficially owned                4,090               .0002

                              PRINCIPAL SECURITY HOLDERS

          There are no other principal security holders, known to Registrant, other than listed above, owning 5% or more of Registrant's securities.

                                    AUTHORIZED SHARES

          The Registrant's capitalization is 50,000,000 shares Common Stock, @.10 par value, $5,000,000.00. The Company presently has 20,000,445 shares issued and outstanding; 29,999,555 shares in the Treasury to issue. There are totally 20,000,000 free trading shares in the float as reported in Registrant's Annual Report Form 10-K for Registrant's fiscal year end March 31, 1997. These securities previously traded OTC, pink sheets published by National Quotation Bureau, listed NASDAQ, trading symbol AMII. NOTE:
Registrant is presently a reporting company, not registered on any public exchange to enable the stockholders to trade their securities through the NASDAQ system. IT SHOULD BE FURTHER NOTED that a public trading market has not been re-established through the date hereof.

Price Range of Common Stock

          The Company's common stock, $.10 par value ("Common Stock"), is not currently being traded on any stock exchange. The
Registrant's common stock is sold PRIVATELY TO ITS STOCKHOLDERS OF RECORD only, as reflected in the financial statements filed herein. The following table sets forth the high and low sales prices of the Company's Common Stock, as reported by stockholders and management during the periods indicated.
(Note:    First Quarter - April, May, June
          Second Quarter - July, August, September
          Third Quarter - October, November, December
          Fourth Quarter - January, February, March)

                                                  High                Low
1994
          First Quarter                           $12                 $12
          Second Quarter                          no sales reported
          Third Quarter                           $15                 $12
1995
          Fourth Quarter                          no sales reported
          First Quarter                           no sales reported
          Second Quarter                          $20                 $20
          Third Quarter                           $20                 $20
1996
          Fourth Quarter                          no sales reported

1997
          Fourth Quarter                          no sales reported

The last reported sale price of the Common Stock privately sold on December 20, 1995 was $20.00 per share. There are 963 holders of record of the Company's Common Stock as of March 31, 1997.

                                STOCK SUBSCRIPTION

          During the Company's fiscal year ending March 31, 1997 common stock sales, legend shares, from the treasury was 445 shares fully paid and non-assessable. 5,700 shares are held in treasury reserve for the stockholder's of record 12% interest Convertible Notes.
The Convertible Note Program was adopted in 1995 as requested by majority vote of stockholders for a program to earn interest and convert in one or two years. The sale of convertible notes at 12% interest per annum was approved by majority vote at the company's Annual Stockholder's Meeting September 20, 1995 to enable stockholders of record to acquire additional shares of legend securities through a payment plan with a conversion period and redemption price and additionally earn interest from Registrant.

          The Company is actively seeking out, analyzing potentially attractive acquisition and stock swap candidates and investment candidates. At times attractive situations become unexpectedly available and rapid action may be required. If the Board determines that such an acquisition candidate or investment candidate is in the best interest of the Company and its subsidiary, management may deem it necessary to increase the company's capitalization. Stockholder approval will not be required as mandated by vote of majority stockholders of record.

          The shares available in the Treasury as of this date will also be available for other corporate purposes, including, without limitation, stock dividends, stock options, stock bonus plans and investment plans. This policy afforded management has been in existence since 1977. Management has used it best judgement to avoid dilution of the stockholder's equity. The Company has plans for the use of treasury stock or any percentage thereof at this time to increase the net capital per share and/or common equity.

                        STOCKHOLDERS ANNUAL MEETING

          The Registrant's Annual Stockholders Meeting will be held on Monday, September 15, 1997. The Registrant's fiscal year end is
March 31, 1997. The Annual Report will be available in sufficient time before the meeting or at the meeting, to be determine by management.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

          The Board of Directors of the Company, in accordance with
Article II, Section 10 of the Company's By-laws, has accepted Sanne & Cie as Resident Agent in Luxembourg, Val Des Bons Malades 231, L2121 Luxembourg - Kirchberg, and Thieren Jean P.P.E. as Independent Auditor, Avenue De La Foret De Soignes 371 B1640 Rhode Saint Genese, Belgium. Barry L. Friedman, P.C., Certified Public Accountant, licensed in the sate of Nevada, 1582 Tulita Drive, Las Vegas, Nevada 89123 has been appointed by the Board of Directors to work with accountant Thieren Jean P.P.E. in preparation of required U.S. and foreign audits.

          It should be noted the accounting is simplified by complying with International Treaties using the foreign appointed independent auditor who are more familiar with the historical cost conversion in accordance with Luxembourg Law accounting principles governed by the Laws and Treaties between the United States and Luxembourg.
The independent auditor is familiar with the U.S. Generally
Accepted Accounting Principals as well as Luxembourg accounting principals with reconciliation to U.S. GAAP - reflected in the 10-K financial reports audited by Thieren Jean P.P.E. Certified
Independent Auditor for year end March 31, 1997. Conversion of french language translation and foreign currency understanding to file in Luxembourg, Belgium and other European countries is required for the Registrant and its subsidiary's business activities both foreign and domestic. The services provided are commercially reasonable, both foreign and domestic, and are in the best interest of the Registrant and its Subsidiary.

          Examination by Independent Auditor included the audit of the Consolidated Balance Sheets for the two years of American
Industries Ltd. and subsidiary as of March 31, 1997 and 1996, and the related consolidated statements of income, stockholders equity and cash flows for each of the three years in the period ended
March 31, 1997.

          All of the services rendered by independent accountants and resident agents are approved by the Board of Directors who considered the effect on the independence of the foreign auditors determining that there is no effect on their independence.
Stockholder approval is not required for appointment of accountants or tax preparers.

          No officer of director of Registrant or its Subsidiary, is affiliated with Sanne & Cie, Thieren Jean P.P.E. or Barry L.
Friedman P.C.

             RELATIONSHIP WITH TRANSFER AGENT AND REGISTRANT

          From April 10, 1978 through the date hereof, the Board of Directors of the Company, in accordance with Article II, Section 10 of the Company By-laws, engaged Monroe, Ltd., Transfer Agent and Registrant (Securities and Exchange Registration No. 84-959) for the Company. Stockholders approval was not requested or required for this action.

          Monroe Ltd. rents office space, provides consulting and secretarial services, phone service and other clerical work as required by the Company and its Subsidiary.

          The Chairman of the Board and President of Registrant is also the Chairman of the Board, President and Stockholder of Monroe Ltd.
The terms of the services provided by Transfer Agent, Monroe, Ltd., or consulting, rent or other services, are not more or less favorable than those which could be obtained from unrelated parties.

                   RELATIONSHIP WITH LEGAL COUNSEL

          In accordance with Article II, Section 10 of the Company's By-laws, the Board of Directors appoint legal counsel for the Company and its Subsidiary. Stockholder approval is not required or
requested for this action. George Carter, Esq. was appointed in
1994 to represent the Company and its Subsidiary in the State of
Nevada Federal Court.   In addition to Mr. Carter's legal
profession, Mr. Carter has a degree in accounting, he speaks and understands the French language as well as other foreign languages, being able to readily communicate with accountants and foreign attorneys. Mr. Carter also has security experience that is
beneficial to Registrant and its Subsidiary.   Mr. Carter approved
the Company's transactions, preparation of forms for filing with The Securities and Exchange Commission since 1994 and has assisted with inquiries from the Securities and Exchange Commission. Mr.
Carter has attended the Annual Stockholders Meetings since 1994.

          In 1980 Lawrence A. Merryman, Esq. was appointed as legal counsel and represented the Company and Subsidiary in Federal and State of California Courts, Tax Court and Supreme Court as well as in all other activities of the corporation. Mr. Merryman has been associated with legal matters pertaining to the California Federal
Court litigations.   Mr. Merryman had previously approved the
Company's transactions, preparation of forms for filing with the Securities and Exchange Commission and over the years assisted with inquiries from the Securities and Exchange Commission. Mr. Merryman is currently not available but will assist when requested and health permitting.

          There is no association or relationship between officers or directors of the Company or its Subsidiary with Legal Counsel other than by way of appointment.

                            ANNUAL REPORT

          The Annual Report to Stockholders for the fiscal year ended March 31, 1997 in accordance with the Company's By-laws, Article 1,
Section 1, requiring at least five (5) days written notice specifying time and place prior to meeting, will be mailed to stockholders of record together with Proxy material in sufficient time prior to the Annual Meeting set for September 15, 1997 at 10:00 a.m.

          Financial Statements are not a part of the proxy material however Financial Statements will be available on or before the Annual Meeting upon request ten (10) days prior to the meeting, or
at the meeting.   Additionally, proxy material will be sent at a
later date under separate cover in accordance with By-law proxy rules governing Registrant, American Industries, Ltd., under The Securities and Exchange Commission's regulations 14a (6a).

                                  OTHER BUSINESS

          Management does not intend to bring any other matters before the meeting and at the date of mailing this proxy Statement and has not been informed of any matters that others may bring before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons named in the form of proxy submitted, to vote such proxy in accordance with their judgment on such matters.


            STOCKHOLDER'S PROPOSALS OF PROXY MATERIAL FOR NEXT YEAR'S
                                ANNUAL MEETING

          Stockholders are requested and urged to submit proposals for next year's proxy Material on or before June 20, 1998.

          STOCKHOLDERS ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO
POSTAGE IF MAILED IN THE UNITED STATES.

          YOUR COOPERATION WILL BE APPRECIATED. YOUR PROXY WILL BE VOTED WITH RESPECT TO THE MATTERS IDENTIFIED THEREON IN ACCORDANCE WITH ANY SPECIFICATIONS ON PROXY.

                                  ADDENDUM

On July 25, 1997, Zack C. Monroe passed away from illness. George Balis replaced Mr. Monroe as acting Chairman of the Board and CEO by way of a resolution passed at a special meeting of the Board of Directors held on July 28, 1997.

George Balis will remain as acting Chairman of the Board and CEO until the Annual Stockholder's Meeting scheduled for September 15, 1997.

                               AMERICAN INDUSTRIES, LTD.
                        PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                    FOR ANNUAL MEETING

        TO BE HELD AT 10:00 A.M. SEPTEMBER 20, 1997 AT BANK OF AMERICA PLAZA
                 SUITE 1111, 300 S. 4th STREET, LAS VEGAS, NEVADA 89101

The undersigned hereby appoints Directors of the Company, George Balis, William E. Powell, Jr., Gordon J. Margulis and Mary E. Kinn, each or any of them, proxies to represent the undersigned at the Annual Meeting of the Stockholders, and at any adjournment thereof, and there at to vote all the shares of stock which the undersigned would be entitled to vote, with all the power the undesigned would possess if personally present, with full power of substitution, upon the following items as set forth in the Notice of Annual Meeting (to be held September 20, 1997) and Proxy Statement,
(receipt of which is hereby acknowledged) and in their discretion upon such other matters, if any, as may properly come before the meeting.

SAID PROXIES ARE INSTRUCTED TO VOTE "FOR" OR "AUTHORITY WITHHELD" ON PROPOSAL 1, AS INDICATED BY THE UNDERSIGNED.(IF NO INDICATION IS GIVEN, PROXY WILL BE VOTED FOR PROPOSAL 1.)

You are encouraged to voice your preference by marking the appropriate box below. However, you need not mark the box if you wish to vote in accordance with management's recommendation; just sign below.

ELECTION OF DIRECTORS
1.  Nominees

George Balis                            William E. Powell, Jr.
FOR (  )  WITHHELD (  )                 FOR (  )  WITHHELD (  )

Gordon J. Margulis                      Mary E. Kinn
FOR (  )  WITHHELD (  )                 FOR (  )  WITHHELD (  )

2. Transactions of such other business as might come before the meeting or any adjournments thereof.

Check here (  ) if you plan to attend the Annual        DATED:
Meeting, September 20, 1997, 10:00 a.m.

Number of Shares
Certificate No(s).                                      (Please date and sign)
                   In case of joint owners, each joint owner should sign.
                   When signing as Attorney, Executor, Administrator, Trustee, Guardian, Corporate Officer, etc., give full title as such.